UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-l0l)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE I4A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

W. P. Carey Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Your Vote Counts! W. P. CAREY INC. 2021 Annual Meeting Vote by June 16, 2021 11:59 PM ET W. P. CAREY INC. ONE MANHATTAN WEST 395 9TH AVENUE, 58TH FLOOR NEW YORK, NY 10001 ATTN: INVESTOR RELATIONS D45149-P52327 You invested in W. P. CAREY INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 17, 2021. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 17, 2021 1:30 p.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/WPC2021 *Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D45150-P52327 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of the Director Nominees to serve until the 2022 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify: Nominees: 1a. Mark A. Alexander For 1b. Tonit M. Calaway For 1c. Peter J. Farrell For 1d. Robert J. Flanagan For 1e. Jason E. Fox For 1f. Axel K.A. Hansing For 1g. Jean Hoysradt For 1h. Margaret G. Lewis For 1i. Christopher J. Niehaus For 1j. Nick J.M. van Ommen For 2. To Approve the Advisory Resolution on Executive Compensation. For 3. Ratification of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2021. For NOTE: To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.